EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

BlackRock Basic Value Fund, Inc.

Investor, Institutional and Class R Shares

SUMMARY PROSPECTUS  |  OCTOBER 28, 2009

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Class	Ticker Symbol
Investor A Shares	MDBAX

Investor B Shares	MBBAX

Investor C Shares	MCBAX

Institutional Shares	MABAX

Class R Shares	MRBVX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the Fund's statement of additional information and shareholder report, online at http://www.blackrock.com/prospectus by selecting "All Funds" and clicking on the name of the Fund in the dropdown menu. You can also get this information at no cost by calling (800) 441-7762 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund's prospectus and statement of additional information, both dated October 28, 2009, are incorporated by reference into this Summary Prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Summary Prospectus

Investment Objective

The investment objective of the Fund is to seek capital appreciation and, secondarily, income by investing in securities, primarily equity securities, that management of the Fund believes are undervalued and therefore represent basic investment value.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the BlackRock-advised fund complex. More information about these and other discounts is available from your financial professional and in the "Details About the Share Classes" section on page 15 of the Fund's prospectus and in the "Purchase of Shares" section on page II-71 of the Fund's statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares	Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.25%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None[1]	4.50%[2]	1.00%[3]	None	None
Redemption Fee (as a percentage of amount redeemed or exchanged, only within 30 days)	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[4]	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares	Class R Shares
Management Fees[4]	0.41%	0.41%	0.41%	0.41%	0.41%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None	0.50%
Other Expenses	0.23%	0.38%	0.31%	0.17%	0.38%
Total Annual Fund Operating Expenses	0.89%	1.79%	1.72%	0.58%	1.29%

1  A contingent deferred sales charge ("CDSC") of 0.75% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

2  The CDSC is 4.50% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B Shares. (See the section "Details about Classes — Investor B Shares" for the complete schedule of CDSCs.)

3  There is no CDSC on Investor C Shares after one year.

4  The fees and expenses shown in the table and the example that follows include both the expenses of the Fund and the Fund's share of the Master LLC's allocated expenses. The Fund's Management Fees are paid by the Master LLC.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$611	$794	$992	$1,564
Investor B Shares	$632	$913	$1,170	$1,868
Investor C Shares	$275	$542	$933	$2,030
Institutional Shares	$59	$186	$324	$726
Class R Shares	$131	$409	$708	$1,556

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor B Shares	$182	$563	$970	$1,868
Investor C Shares	$175	$542	$933	$2,030

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 38% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests primarily in equity securities that Fund management believes are undervalued, which means that their prices are less than Fund management believes they are worth. Equity securities primarily consist of common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock. Fund management places particular emphasis on companies with below average price/earnings ratios that may pay above average dividends. The Fund invests primarily in common stock of U.S. companies. The Fund focuses on companies with market capitalizations of over $5 billion.

The Fund is a "feeder" fund that invests all of its assets in Master Basic Value LLC (the "Master LLC"), which has the same investment objectives and strategies as the Fund. All investments are made at the Master LLC level. This structure is sometimes called a "master/feeder" structure. The Fund's investment results will correspond directly to the investment results of the Master LLC. For simplicity, this prospectus uses the term "Fund" to include the Master LLC.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

■  Equity Securities Risk — Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions.

■  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■  Value Investing Style Risk — The Fund follows an investing style that favors value investments. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.

Performance Information

The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund's performance to that of the Standard & Poor's ("S&P") 500 Index, the S&P 500 Citigroup Value Index and the Russell 1000® Value Index, which are relevant to the Fund because they have characteristics similar to the Fund's investment strategies. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Updated information on the Fund's performance can be obtained by visiting http://www.blackrock.com/prospectus or can be obtained by phone at 800-882-0052.

Investor A Shares
ANNUAL TOTAL RETURNS
BlackRock Basic Value Fund, Inc.
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 18.14% (quarter ended June 30, 2003) and the lowest return for a quarter was -20.50% (quarter ended December 31, 2008). The year-to-date return as of September 30, 2009 was 21.44%.

As of 12/31/08 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Basic Value Fund — Investor A
Return Before Taxes	–39.95%	–3.27%	0.52%
Return After Taxes on Distributions	–40.68%	–4.89%	–1.35%
Return After Taxes on Distributions and Sale of Shares	–25.65%	–2.79%	0.04%
BlackRock Basic Value Fund — Investor B
Return Before Taxes	–39.93%	–3.28%	0.44%
BlackRock Basic Value Fund — Investor C
Return Before Taxes	–37.78%	–2.99%	0.27%
BlackRock Basic Value Fund — Institutional
Return Before Taxes	–36.45%	–1.96%	1.32%
BlackRock Basic Value Fund — Class R
Return Before Taxes	–36.89%	–2.51%	0.83%
S&P 500 Index (Reflects no deduction for fees, expenses or taxes)[1]	–37.00%	–2.19%	–1.38%
S&P 500 Citigroup Value Index (Reflects no deduction for fees, expenses or taxes)[2]	–39.22%	–1.31%	–0.25%
Russell 1000® Value Index (Reflects no deduction for fees, expenses or taxes)[1,2]	–36.85%	–0.79%	1.36%

1  The S&P 500 Index is an unmanaged Index that covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. The S&P 500 Citigroup Value Index is an unmanaged Index designed to provide a comprehensive measure of large-cap U.S. equity "value" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the value end of the growth-value spectrum. The Russell 1000® Value Index is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Value Index provides a broad measure of market performance of value equity securities that is intended to closely track the performance of the Fund's shares and has become the standard benchmark for the Fund's peer group of mutual funds.

2  Effective September 30, 2009, the Fund changed the benchmark against which it measures its performance from the S&P 500 Citigroup Value Index to the Russell 1000® Value Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B, Investor C, Institutional and Class R Shares will vary.

Investment Manager

The Fund's investment manager is BlackRock Advisors, LLC ("BlackRock"). The Fund's sub-adviser is BlackRock Investment Management, LLC. Where applicable, BlackRock refers also to the Fund's sub-adviser.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Kevin Rendino	2006	Managing Director of BlackRock, Inc.
Kurt Schansinger	2009	Managing Director of BlackRock, Inc.
Carrie King	2009	Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day the New York Stock Exchange (the "NYSE") is open. To purchase or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 441-7762, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The Fund's initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Investor A and Investor C Shares	Investor B Shares	Institutional Shares	Class R Shares
Minimum Initial Investment	$1,000 for all accounts except: • $250 for certain fee-based programs • $100 for retirement plans. • $50, if establishing Automatic Investment Plan ("AIP").	Available only through exchanges, dividend reinvestments, and for purchase by certain qualified employee benefit plans.	$2 million for institutions and individuals. Institutional Shares are available to clients of registered investment advisors who have $250,000 invested in the Fund.	$100 for all accounts

Minimum Additional Investment	$50 for all accounts except certain retirement plans and programs may have a lower minimum	N/A	No subsequent minimum.	No subsequent minimum.

Tax Information

The Fund's dividends and distributions may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund's distributor, or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

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The Fund's prospectus and statement of additional information, both dated October 28, 2009, are incorporated by reference into this Summary Prospectus.

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INVESTMENT COMPANY ACT FILE # 811-2739
© BlackRock Advisors, LLC

SPRO-BV-1009